THE PRUDENTIAL SERIES FUND

PSF Global Portfolio

Supplement dated June 22, 2022 to the

Currently Effective Statement of Additional Information

 This supplement should be read in conjunction with the currently effective statement of additional information (the SAI) for The Prudential Series Fund (the Trust) relating to the PSF Global Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the SAI.

A.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby modified to reflect the following information pertaining to the Portfolio, effective July 1, 2022:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
PSF Global Portfolio

The Manager has contractually agreed to waive 0.0345% of its management fee through June 30, 2023. In addition, the Manager has contractually agreed to waive 0.012% of its management fee through June 30, 2023. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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